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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 19, 1996
                                                       ______________________

                                MERCK & CO., Inc.
       __________________________________________________________________
             (Exact name of Registrant as specified in its charter)

                                   New Jersey
           __________________________________________________________
                 (State or other jurisdiction of incorporation)

          1-3305                                     22-1109110
____________________________            _____________________________________
  (Commission File Number)               (I.R.S Employer Identification No.)

         One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100
________________________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (908)423-1000
                                                           ___________________
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Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on December 19, 1996, attached as Exhibit 99, concerning the Registrant's announcement of plans to combine its animal health and poultry genetics business with those of Rhone-Poulenc to form a 50-50 joint venture, to be called Merial Animal Health.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99   Press release issued                       Filed with
                  December 19, 1996                          this document



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             MERCK & CO., Inc.




Date:  December 23, 1996                     By: /s/ Dolores O. Rosinski
                                                 ____________________________
                                                 DOLORES O. ROSINSKI
                                                 Senior Assistant Secretary
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                                  EXHIBIT INDEX



Exhibit
Number                     Description
------                     -----------


 99                        Press release issued December 19, 1996